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                                                                     EXHIBIT 4.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We consent to the reference to our firm under the caption
"Experts-Independent Auditors" and to the use of our report dated October 28, 2004 in the Amendment No. 1 to the Registration Statement (File No. 333-119183) and related Prospectus of Claymore Securities Defined Portfolios, Series 196.


                                                 /s/ Grant Thornton LLP
                                                 ------------------------
                                                  GRANT THORNTON LLP


Chicago, Illinois
October 28, 2004